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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 23, 2003
Date of Report
(Date of Earliest Event Reported)

TRANSMONTAIGNE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-11763 (Commission File Number)	06-1052062 (IRS Employer Identification No.)

370 Seventeenth Street, Suite 2750, Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

(303) 626-8200
(Registrant's Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

        On May 27, 2003, TransMontaigne Inc. issued a press release announcing that it had priced its senior subordinated notes due 2010 (the "Notes"). The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor a solicitation of an offer to buy any of the Notes. The Notes to be offered will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or pursuant to an applicable exemption from the registration requirements thereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

  Not applicable

  (b)
  Pro Forma Financial Information.

  Not applicable

  (c)
  Exhibits.

Exhibit Number	Description
99.1	TransMontaigne Inc. press release dated May 27, 2003.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, TransMontaigne Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMONTAIGNE INC.
Dated: May 27, 2003	By:	/s/ ERIK B. CARLSON Erik B. Carlson Senior Vice President and General Counsel

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EXHIBIT INDEX

        The following exhibit is attached hereto and incorporated herein by reference:

Exhibit Number	Description
99.1	TransMontaigne Inc. press release dated May 27, 2003.

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  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX